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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported): December 29, 1999

                     UNITED COMPANIES FINANCIAL CORPORATION
                     --------------------------------------
                    (Exact name as specified in its charter)


          Louisiana                    1-7067                 71-0430414
          ---------                    ------                 ----------
(State or other jurisdiction   (Commission File Number)     (IRS Employer
    of incorporation)                                      Identification No.)

  4041 Essen Lane, Baton Rouge Louisiana                         70809
  -----------------------------------------------------------------------------
 (Address of principal executive offices)                       Zip Code

 Registrant's telephone number, including area code       (225) 987-0000



                                 Not Applicable
         (Former name or former address, if changed since last report)

                                     PAGE 1
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Item 5.        Other Events.

     The Registrant files herewith the exhibit listed in Item 7(c) below.

Item 7(c).     Exhibits.

     The following exhibit is furnished in accordance with Item 601 of Regulation S-K:

     99 Press Release dated December 29, 1999 - United Companies Signs Letter Agreement with EMC Mortgage Corporation for the Sale of its Whole Loan Portfolio, Residual Interests and Servicing Operation
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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          UNITED COMPANIES FINANCIAL CORPORATION
                                                            (Registrant)


Date: January 3, 2000                     By:  /s/ LAWRENCE J. RAMAEKERS
                                              ----------------------------------
                                              Lawrence J. Ramaekers
                                              Chief Executive Officer
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                           INDEX TO EXHIBITS

EXHIBIT                                                       SEQUENTIALLY
NO.       EXHIBIT                                             NUMBERED PAGE
-------   -------                                             -------------
99        Press Release dated December 29, 1999 - United Companies Signs
          Letter Agreement with EMC Mortgage Corporation for the Sale of its
          Whole Loan Portfolio, Residual Interests and Servicing Operation